UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation or organization)	1-12284 (Commission File Number)	98-0101955 (I.R.S. Employer Identification Number)

10579 Bradford Road, Suite 103 Littleton, Colorado (Address of principal executive offices)	80127-4247 (Zip Code)

Registrant’s telephone number, including area code: (303) 830-9000

No Change
(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

Exhibit
No.	Description

99.1	Press release of Golden Star Resources Ltd., dated February 3, 2004, reporting financial results for the fourth quarter and fiscal year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.

      On February 3, 2003, Golden Star Resources Ltd. issued a press release reporting its financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

      The information in this Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2004

Golden Star Resources Ltd.

	By:	/s/ ALLAN J. MARTER

Allan J. Marter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of Golden Star Resources Ltd., dated February 3, 2003, reporting financial results for the fourth quarter and fiscal year ended December 31, 2003.